Services payable	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Services payable

25	Services payable

This line records the balances payable, mainly from services received from third parties, such as supply of electric power, reading of hydrometers and delivery of water and sewage bills, cleaning, surveillance and security services, collection, legal counsel services, audit, marketing and advertising and consulting services, among others. The amounts payable to the municipal governments related to transfers provided for in the concession agreements, as well as the amounts payable to FAUSP, are also recorded (See Note 30). The balances as of December 31, 2024 and 2023 were R$ 1,438,507 and R$ 750,732, respectively.